UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: September 30, 2016

PATHWAY ENERGY INFASTRCUTURE FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2016
(unaudited)

Portfolio Investments (1)	Industry	Sector	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(5)	% of Net Assets
LEVEL 2 PORTFOLIO INVESTMENTS

Senior Unsecured Bonds
Bill Barrett Corp. (2)	Energy	Upstream	7.63%	10/1/2019	$250,000	$208,472	$216,250	3.2%
Brand Energy & Infrastructure Services, Inc. (2)	Energy	Industrial	8.50%	12/1/2021	250,000	231,060	251,500	3.7%
Calumet Specialty Products(2)	Energy	Downstream	7.75%	4/15/2023	300,000	279,348	241,500	3.6%
Carrizo Oil and Gas, Inc. (2)	Energy	Upstream	7.50%	9/15/2020	352,000	340,935	365,310	5.4%
CSI Compressco LP (2)	Energy	Services	7.25%	8/15/2022	400,000	325,899	374,500	5.5%
Ferrellgas Partners LP (2)	Energy	Downstream	8.63%	6/15/2020	400,000	400,351	393,002	5.8%
Gardener Driver, Inc. (2)	Energy	Industrial	6.88%	8/15/2021	250,000	224,013	235,219	3.5%
Global Partners LP (2)	Energy	Midstream	7.00%	6/15/2023	350,000	325,885	324,625	4.8%
Gulfport Energy Corp. (2)	Energy	Upstream	7.75%	11/1/2020	300,000	292,776	311,865	4.6%
Holly Energy Partners LP (2)	Energy	Midstream	6.50%	3/1/2020	300,000	295,503	310,500	4.6%
Laredo Petroleum, Inc. (2)	Energy	Upstream	7.38%	5/1/2022	500,000	497,638	517,500	7.6%
Martin Midstream Partners LP (2)	Energy	Midstream	7.25%	2/15/2021	400,000	379,886	379,500	5.6%
Memorial Production Partners LP (2)	Energy	Upstream	7.63%	5/1/2021	250,000	180,236	126,815	1.9%
NGL Energy Partners LP (2)	Energy	Midstream	6.88%	10/15/2021	250,000	245,307	236,830	3.5%
Northern Oil and Gas, Inc. (3)	Energy	Upstream	8.00%	6/1/2020	350,000	284,730	269,938	4.0%
PDC Energy, Inc. (2)	Energy	Upstream	7.75%	10/15/2022	350,000	351,420	373,975	5.5%
Rice Energy, Inc. (2)	Energy	Upstream	7.25%	5/1/2023	350,000	332,410	374,549	5.5%
RSP Permian, Inc. (2)	Energy	Upstream	6.63%	10/1/2022	300,000	289,861	315,313	4.6%
Weatherford Bermuda (2)	Energy	Services	9.88%	3/1/2039	350,000	322,321	335,125	4.9%
Western Refining Logistics LP (2)	Energy	Midstream	7.50%	2/15/2023	400,000	403,642	411,000	6.0%
WPX Energy, Inc. (2)	Energy	Upstream	7.50%	8/1/2020	400,000	392,283	425,111	6.3%
Total Senior Unsecured Bonds						$6,603,976	$6,789,927	99.9%

Senior Secured Bonds
Hexion Inc.(4)	Energy	Chemicals	6.63%	4/15/2020	$400,000	$364,127	$352,056	5.2%
Westmoreland Coal Co. (2)	Energy	Coal	8.75%	11/1/2022	400,000	327,081	314,778	4.6%
Total Senior Secured Bonds						$691,208	$666,834	9.8%

Total Level 2 Portfolio Investments						$7,295,184	$7,456,761	109.7%

September 30, 2016 FORM N-Q                                     2
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Portfolio Investments (1)	Industry	Sector	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(5)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS

CLO - subordinated notes
Carlyle Global Market Strategies CLO 2012-4 (6) (7)	Structured Finance	N/A	32.70%	1/20/2025	$150,000	$86,295	$86,732	1.3%
GoldenTree 2013-7A (6) (7)	Structured Finance	N/A	30.23%	4/25/2025	250,000	168,353	161,826	2.4%
Madison Park Funding XIII, Ltd. (6) (7)	Structured Finance	N/A	27.77%	1/19/2025	250,000	166,628	199,089	2.9%
Madison Park Funding XIV, Ltd. (6) (7)	Structured Finance	N/A	21.64%	7/20/2026	250,000	187,262	199,502	2.9%
Octagon XXI, Ltd. (6) (7)	Structured Finance	N/A	27.82%	11/14/2026	300,000	180,679	192,738	2.8%
Voya 2013-1, Ltd. (6) (7)	Structured Finance	N/A	26.12%	4/15/2024	250,000	157,093	157,928	2.3%
Voya 2016-1, Ltd. (6) (7)	Structured Finance	N/A	18.24%	1/20/2027	250,000	203,056	210,786	3.1%
Total CLO - subordinated notes						$1,149,366	$1,208,601	17.8%

Total Level 3 Portfolio Investments						$1,149,366	$1,208,601	17.8%

Total Portfolio Investments						$8,444,550	$8,665,362	127.5%
Liabilities in excess of other assets							(1,867,418)	(27.5)%
Net assets							$6,797,944	100.0%

(1) Pathway Energy Infrastructure Fund, Inc. (the "Company") does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) All securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015 (the "Credit Facility").

(3) $250,000 on these bonds are pledged as collateral supporting the amounts outstanding under the Credit Facility.
(4) $200,000 on these bonds are pledged as collateral supporting the amounts outstanding the Credit Facility.
(5) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 1).
(6) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(7) Co-investment with another fund managed by an affiliate of Pathway Energy Infrastructure Management, LLC, the investment adviser of the fund (the "Adviser"). (See Note 1).
See accompanying notes to schedule of investments.

September 30, 2016 FORM N-Q                                     3
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

Note 1. Investments
Pathway Energy Infrastructure Fund, Inc. (the "Company") follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the
Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of such investments in the Company’s portfolio, in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

September 30, 2016 FORM N-Q                                     4
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

During the quarter ended September 30, 2016, the Company purchased investment securities (excluding short-term securities) of $301,500. There were no sales of investment securities (excluding short-term securities) during this time period. During the quarter ended September 30, 2016 one bond was redeemed for aggregate proceeds of $258,750.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2016.

	Level 1	Level 2	Level 3	Total
Assets
Senior secured and unsecured bonds	$—	$7,456,761	$—	$7,456,761
Collateralized Loan Obligation - Equity Class	—	—	1,208,601	1,208,601
Total	$—	$7,456,761	$1,208,601	$8,665,362

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation Equity Investments
Balance at June 30, 2016	$1,264,203
Realized loss on investments	—
Change in unrealized appreciation	(31,043)
Purchases of portfolio investments	—
Sales and repayments of portfolio investments	—
Accretion of purchase discount, net	(24,559)
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at September 30, 2016	$1,208,601

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the period	$(31,043)

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of September 30, 2016.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Subordinated notes	$1,208,601	Discounted Cash Flow	Discount Rate	17.02% - 32.91%	24.06%

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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. The Company’s valuation agent utilizes additional methods to validate the results from the discounted cash flow method, such as Monte Carlo simulations of key model variables, analysis of relevant data observed in the CLO market, and review of certain benchmark credit indices. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.
The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in

September 30, 2016 FORM N-Q                                     6
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of September 30, 2016, the Company had co-investments with Priority Income Fund, Inc. in the following CLOs: Carlyle Global Market Strategies CLO 2012-4, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.

Note 2. Income Taxes
The tax cost of the Company's portfolio investments as of September 30, 2016 was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$8,422,752	$396,683	$(154,073)	$242,610

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2017.

September 30, 2016 FORM N-Q                                     7
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

Note 3. Investment Risks

The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, the Company will be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). The Company will be required to include such deemed distributions from a CFC in its taxable income and the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

September 30, 2016 FORM N-Q                                     8
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
September 30, 2016
(unaudited)

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company's management, including the Company's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Company's last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company's internal control over financial reporting.

Item 3. Exhibits.
Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

September 30, 2016 FORM N-Q                                     9
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 21, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: November 21, 2016